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July 1, 2016

Springleaf Finance Corporation
601 N.W. Second Street
Evansville, Indiana 47708

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Springleaf Finance Corporation (the “Company”) and Credit Suisse Securities (USA) LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in conjunction with the proposed offering of OneMain Direct Auto Receivables Trust 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 10, 2016, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of the close of business May 16, 2016, with respect to 60,472 automobile receivables (the “Statistical Loan File”). At the Company’s instruction, we randomly selected 150 automobile receivables (the “Sample Receivables”) from the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Origination date 3. Original principal balance 4. Original term 5. Monthly payment 6. Annual percentage rate	7. Vehicle make 8. Vehicle year 9. State of origination 10. Borrower state 11. First payment date 12. Original FICO score

We compared Characteristics 1. through 11. to the corresponding information set forth on or derived from the Retail Installment Sales Contract or Cure Letter (collectively, the “Contract”).

We compared Characteristic 12. to the corresponding information set forth on the “Credit Report.”

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of a Truth-in-Lending Disclosure Statement.

For purposes of our procedures and at your instruction:

•
With respect to our comparison of Characteristic 1., for those Sample Receivables indicated in Appendix A, we noted a difference in the vehicle identification number, as set forth on the Statistical Loan File, when compared to the vehicle identification number set forth on the Contract. For these Sample Receivables, we were instructed to perform an additional procedure and compare the vehicle identification number, as set forth on the Statistical Loan File, to the vehicle identification number set forth on the “Title Certificate.” Such comparisons were found to be “in-agreement”;

•
with respect to our comparison of Characteristic 10., for those Sample Receivables indicated in Appendix B, we noted a difference in the borrower state, as set forth on the Statistical Loan File, when compared to the borrower state set forth on the Contract. For these Sample Receivables, we were instructed to perform an additional procedure and compare the borrower state, as set forth on the Statistical Loan File, to the borrower state set forth on system screen shots, provided by the Company, from the Company’s servicing system (the “Servicing System Screen Shots”). Such comparisons were found to be “in-agreement”; and

•
With respect to our comparison of Characteristic 12., for those Sample Receivables for which we observed two FICO scores on related Credit Report, we were instructed to compare the lower of the two FICO scores set forth on such Credit Report, to the original FICO score set forth on the Statistical Loan File.

The automobile receivable documents described above, including any information obtained from the Company’s loan servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix C. Supplemental information is contained on Appendix D.
******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 1, 2016.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 1. for the following Sample Receivables:

28957961
29250334

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 1, 2016.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 10. for the following Sample Receivables:

29959540
29972871

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 1, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in original FICO score

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 1, 2016.

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Credit Report

1	29707580	Original FICO score	697	704

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.